SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    AUGUST 11, 2004


                              FAB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                           1-5901               13-2581181
(State or other jurisdiction             (Commission          (IRS Employer
of incorporation or organization         File Number)       Identification No.)
or organization)


200 Madison Avenue
New York, New York                                                 10016
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (212) 592-2700


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)


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Item 5.  OTHER EVENTS.

         On August 11, 2004, Fab Industries, Inc. (the "Company") issued a press release announcing that it has suspended its formal auction process because it failed to receive a binding offer to purchase the Company's business as a going concern.

         The press release is attached as Exhibit 99.1 to this report.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1      Press Release, dated August 11, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAB INDUSTRIES, INC.


Dated:  August 11, 2004                  By: /s/ Samson Bitensky
                                             --------------------------------
                                             Samson Bitensky
                                             Chairman of the Board and
                                             Chief Executive Officer

                                INDEX TO EXHIBITS


99.1     Press Release, dated August 11, 2004